UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2008  (May 21, 2008)

GEVITY HR, INC.

(Exact name of registrant as specified in charter)

Florida	0-22701	65-0735612
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 Town Center Parkway

Bradenton, Florida 34202

(Address of principal executive offices / Zip Code)

(941) 741-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of James F. Orr III

On May 21, 2008, the Board of Directors of Gevity HR, Inc. (the “Company”) elected James F. Orr III to serve as a Director of the Company until the next annual meeting of shareholders. Mr. Orr was also appointed to serve as a member of the Company’s Nominating/Corporate Governance Committee.

Mr. Orr has been the Chairman of the Board of Trustees of the Rockefeller Foundation since 2000.  Mr. Orr has also served as a Director of American International Group, Inc. since 2006, where he also serves as a member of the Compensation & Management Resources and the Nominating & Corporate Governance Committees.

Approval of Amendment Number One to the Gevity HR, Inc. 2005 Equity Incentive Plan

On May 21, 2008, the shareholders of the Company approved Amendment Number One to the Gevity HR, Inc. 2005 Equity Incentive Plan (the “Amendment”). The Amendment was approved by the Compensation Committee of the Board of Directors on January 21, 2008 and by the Board of Directors on February 20, 2008, subject to shareholder approval.

The Amendment modified the separate 400,000 share limit in the Gevity HR, Inc. 2005 Equity Incentive Plan (the “Plan”), to allow the full pool of shares available for issuance under the Plan to be issued in the form of options, stock awards, stock appreciation rights, dividend equivalent rights, phantom shares and performance units (collectively, “Stock Incentives”). Generally, after the 400,000 share limit is exceeded, each Stock Incentive granted under the Plan other than as an option or stock appreciation right shall reduce the 2,000,000 plans of common stock reserved for issuance under the Plan by three shares for every one share subject to such Stock Incentive.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events

At its May 21, 2008 meeting of the Board of Directors, the Company declared a dividend of $0.05 per share on outstanding shares of common stock, $0.01 par value per share, of the Company, payable on July 31, 2008, to holders of the common stock of the Company of record on July 15, 2008.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Amendment Number One to the Gevity HR, Inc. 2005 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC.
(Registrant)

Dated: May 28, 2008	By:	/s/ Edwin E. Hightower, Jr.
	Name:	Edwin E. Hightower, Jr.
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Amendment Number One to the Gevity HR, Inc. 2005 Equity Incentive Plan